Exhibit 99.1

National Commerce Corporation Announces Third Quarter 2015 Earnings

BIRMINGHAM, AL (October 21, 2015) (GLOBE NEWSWIRE) -- National Commerce Corporation (NASDAQ: NCOM) (the “Company” or “NCC”) today reported third quarter 2015 net income to common shareholders of $2.5 million, compared with $1.5 million for the third quarter of 2014. Diluted net earnings per share were $0.26 in both the 2015 and 2014 third quarters.

“We are pleased with our progress in the third quarter,” said John H. Holcomb, III, Chairman and CEO of the Company. “Our team continues to do a great job serving our customers and growing the bank. As always, we need to maintain our focus on continued profitability and performance.”

Several important measures from the third quarter are as follows:

●

Net Interest Margin (tax-effected) of 4.02%, compared with 3.87% for the third quarter of 2014. The margin declined from the 2015 second quarter by 0.20%, largely due to increased cash and fed funds balances. During the third quarter of 2015, average cash and fed funds balances increased $54.6 million as compared to second quarter 2015 average balances.

●

Return on Average Assets of 0.75%, compared with 0.73% for the third quarter of 2014. Return on Average Assets was also impacted by the larger average balances in cash and fed funds during the third quarter of 2015.

●	Return on Average Tangible Common Equity of 6.85%, compared with 6.76% for the third quarter of 2014.
●

Third quarter 2015 loan growth (excluding mortgage loans held for sale) of $44.5 million, representing an 18.2% annualized growth rate. Excluding factoring receivables, loans grew at a 19.8% annualized growth rate.

●	Third quarter 2015 deposit growth of $90.4 million, representing a 34.1% annualized growth rate.
●	$82.3 million in mortgage production, compared with $53.5 million for the third quarter of 2014.
●

$182.7 million in purchased volume in the factoring division. Note that, because the Company entered the factoring business on August 29, 2014, the figure for the 2014 third quarter is not comparable since it only represents one month’s activity.

●	Increase in non-acquired non-performing assets to $4.5 million from $4.2 million at June 30, 2015 and $2.1 million at September 30, 2014.
●	Annualized net charge-offs of 0.03%, compared to 0.07% for the third quarter of 2014.
●	Ending tangible book value per share of $15.42.
●	Ending book value per share of $18.80.

The Company also announced the closing of its Kissimmee, Florida and English Village (Birmingham), Alabama branch banking offices effective December 31, 2015. The Company’s mortgage division will continue to operate out of the English Village location. In association with these closings, the Company expects to incur approximately $160 thousand in closing and severance costs in the fourth quarter of 2015, with a reduction in annualized operating expenses of approximately $500 thousand in 2016 from the reduced overhead expense associated with these offices. Following these closings, the Company will still have five branch offices in the Orlando area and two in the Birmingham area, one of which is approximately two miles from the English Village location.

The Company will host a live audio webcast conference call beginning at 3:00 p.m. Central Time on October 22, 2015 to discuss third quarter 2015 results. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 55748335). A  replay  of  the conference call will be available beginning two hours after the completion of the call until 10:59 p.m. Central Time on Saturday, October 24, 2015 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting the Company’s Investor Relations Page located at www.nationalbankofcommerce.com. A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. Our management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.
●	“Average tangible common equity” is defined as the average of our tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses less the allowance for loan losses attributable to factored receivables divided by nonacquired loans held for investment excluding factored receivables at end of period.

●

“Efficiency ratio” is defined as noninterest expense divided by our operating revenue (which is equal to net interest income plus noninterest income) excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by our operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition-related activities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

We believe that these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

NCC is a bank holding company headquartered in Birmingham, Alabama.  Through its subsidiary bank, National Bank of Commerce, NCC provides a broad array of financial services to businesses, business owners and professionals through eight full-service banking offices in Alabama and seven full-service banking offices in Central Florida.  The company also owns a majority stake in a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers nationwide.

NCC files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about NCC may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2014 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. You should not rely upon forward-looking statements as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

Will Matthews
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Earnings Summary
Interest income	$13,450	$12,714	$12,193	$10,578	$8,107
Interest expense	1,191	1,071	1,027	846	730
Net interest income	12,259	11,643	11,166	9,732	7,377
Provision for loan losses	201	120	161	826	152
Gain (loss) on sale of securities	-	-	-	-	(33)
Other noninterest income (1)	2,353	2,206	1,764	1,419	1,353
Merger/conversion-related expenses	122	168	79	246	262
Other noninterest expense (2)	9,773	9,448	9,211	6,910	5,719
Income before income taxes	4,516	4,113	3,479	3,169	2,564
Income tax expense	1,453	1,264	1,092	1,158	841
Net income before minority interest	3,063	2,849	2,387	2,011	1,723
Net income attributable to minority interest	573	593	466	304	208
Net income to common shareholders	$2,490	$2,256	$1,921	$1,707	$1,515

Weighted average common and diluted shares outstanding
Basic	9,438,541	9,438,541	7,701,663	6,223,377	5,855,276
Diluted	9,594,472	9,569,695	7,801,577	6,305,626	5,929,386

Net earnings per common share
Basic	$0.26	$0.24	$0.25	$0.27	$0.26
Diluted	$0.26	$0.24	$0.25	$0.27	$0.26

	September 30,	June 30,	March 31,	December 31,	September 30,
Selected Performance Ratios	2015	2015	2015	2014	2014
Return on average assets (ROAA) (3)	0.75%	0.75%	0.67%	0.72%	0.73%
Return on average equity (ROAE)	5.62	5.22	5.58	6.11	6.17
Return on average tangible common equity (ROATCE)	6.85	6.35	7.15	7.86	6.76
Net interest margin - taxable equivalent	4.02	4.22	4.25	4.58	3.87
Efficiency ratio	67.72	69.43	71.85	64.17	68.51
Operating efficiency ratio (2)	66.88	68.22	71.24	61.97	65.51
Noninterest income / average assets (annualized)	0.71	0.73	0.62	0.60	0.65
Noninterest expense / average assets (annualized)	2.99	3.19	3.24	3.01	2.87
Yield on loans	5.13	5.15	5.26	5.37	4.73
Cost of total deposits	0.39%	0.38%	0.38%	0.36%	0.35%

	September 30,	June 30,	March 31,	December 31,	September 30,
Factoring Metrics	2015	2015	2015	2014	2014
Recourse purchased volume	$82,661	$89,009	$84,725	$107,891	N/A
Non-recourse purchased volume	100,055	99,614	90,402	90,791	N/A
Total purchased volume	$182,716	$188,623	$175,127	$198,682	N/A
Average turn (days)	37.97	37.66	41.57	40.08	N/A
Net charge-offs / total purchased volume	0.06%	(0.04)%	0.09%	0.02%	N/A
Average discount rate	1.74%	1.67%	1.65%	1.65%	N/A

	September 30,	June 30,	March 31,	December 31,	September 30,
Mortgage Metrics	2015	2015	2015	2014	2014
Total production ($)	$82,276	$84,796	$55,731	$55,931	$53,542
Refinance (%)	19.1%	18.6%	26.9%	22.6%	19.0%
Purchases (%)	80.9%	81.4%	73.1%	77.4%	81.0%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Balance Sheet Highlights	2015	2015	2015	2014	2014
Cash and cash equivalents	$192,882	$142,393	$149,907	$123,435	$90,909
Total securities	45,911	42,586	37,631	34,932	34,439
Mortgage loans held for sale	7,926	13,750	13,804	9,329	11,329
Acquired purchased credit-impaired loans	5,615	5,724	8,852	9,077	-
Acquired non-purchased credit-impaired loans	123,730	131,953	138,040	143,981	-
Nonacquired loans held for investment (4)	811,011	757,976	704,307	653,063	623,958
CBI loans (factoring receivables)	74,780	75,000	69,541	82,600	81,926
Total gross loans held for investment	1,015,136	970,653	920,740	888,721	705,884
Allowance for loan losses	9,391	9,274	9,522	9,802	9,018
Total intangibles	31,291	31,310	30,560	30,591	23,115
Total assets	1,350,781	1,256,614	1,206,667	1,138,426	897,982
Total deposits	1,141,837	1,051,483	1,000,217	971,060	763,509
Borrowings	22,000	22,000	22,000	22,000	22,000
Total liabilities	1,173,358	1,081,985	1,034,495	1,002,265	793,931
Minority interest	7,508	7,527	7,166	7,239	7,142
Common stock	94	94	94	75	59
Total shareholders' equity	177,423	174,629	172,172	136,161	104,051
Tangible common equity	$145,558	$142,726	$141,380	$105,265	$80,728
End of period common shares outstanding	9,438,541	9,438,541	9,438,541	7,541,541	5,924,579

	As of and For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Asset Quality Analysis	2015	2015	2015	2014	2014
Nonacquired
Nonaccrual loans	$829	$2,688	$618	$2,276	$1,087
Other real estate and repossessed assets	3,562	1,494	1,494	823	830
Loans past due 90 days or more and still accruing	148	44	168	217	176
Total nonacquired nonperforming assets	$4,539	$4,226	$2,280	$3,316	$2,093
Acquired
Nonaccrual loans	$2,829	$2,795	$2,576	$2,589	$-
Other real estate and repossessed assets	72	142	542	557	-
Loans past due 90 days or more and still accruing	-	-	-	80	-
Total acquired nonperforming assets	$2,901	$2,937	$3,118	$3,226	$-
Selected asset quality ratios
Nonperforming assets / assets	0.55%	0.57%	0.45%	0.57%	0.23%
Nonperforming assets / loans + OREO + repossessed assets	0.73	0.74	0.58	0.73	0.30
Net charge-offs (recoveries) to average loans (annualized)	0.03	0.16	0.20	0.02	0.07
Allowance for loan losses to total loans	0.93	0.96	1.03	1.10	1.28
Nonacquired nonperforming assets / Nonacquired loans + nonacquired OREO + nonacquired repossessed assets (4)	0.56	0.56	0.32	0.51	0.33
Allowance for loan losses to nonacquired nonperforming loans	961.21	339.46	1,211.45	393.18	714.01
Allowance for loan losses to nonacquired loans (4)	1.10%	1.13%	1.22%	1.35%	1.42%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Taxable Equivalent Yields/Rates	2015	2015	2015	2014	2014
Interest income:
Loans	5.13%	5.15%	5.26%	5.37%	4.73%
Mortgage loans held for sale	4.17	4.02	3.63	4.32	4.26
Interest on securities:
Taxable	3.34	3.33	2.92	3.17	3.04
Non-taxable	4.88	5.08	5.72	5.73	5.97
Cash balances in other banks	0.31	0.38	0.36	0.26	0.26
Total interest-earning assets	4.41	4.60	4.64	4.97	4.25

Interest expense:
Interest on deposits	0.50	0.50	0.49	0.46	0.44
Interest on FHLB & other borrowings	2.00	2.01	2.01	2.02	2.00
Total interest-bearing liabilities	0.54	0.54	0.53	0.52	0.50
Net interest spread	3.87	4.06	4.11	4.45	3.75
Net interest margin	4.02%	4.22%	4.25%	4.58%	3.87%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	10.39%	11.09%	11.41%	10.68%	9.87%
Tier 1 Common Capital Ratio	12.88	12.86	13.54	10.66	11.12
Tier 1 Risk-based Capital Ratio	12.88	12.86	13.54	10.66	11.12
Total Risk-based Capital Ratio	13.79	13.78	14.55	11.75	12.37
Equity / Assets	13.13	13.90	14.27	11.96	11.59
Tangible common equity to tangible assets	11.03%	11.65%	12.02%	9.50%	9.23%
Book value per share	$18.80	$18.50	$18.24	$18.05	$17.56
Tangible book value per share	$15.42	$15.12	$14.98	$13.96	$13.63

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Detail of other noninterest expense
Salaries and employee benefits	$5,186	$5,114	$4,987	$3,717	$3,547
Commission-based compensation	1,048	1,056	796	900	459
Occupancy and equipment expense	871	829	836	572	477
Data processing expenses	464	487	425	291	295
Advertising and marketing expenses	124	125	173	126	79
Legal fees	177	135	167	222	267
FDIC insurance assessments	205	152	206	151	131
Accounting and audit expenses	211	212	223	208	102
Consulting and other professional expenses	238	164	105	109	54
Telecommunications expenses	144	135	128	79	67
ORE, Repo asset and other collection expenses	79	71	122	102	32
Core deposit intangible amortization	111	111	111	18	-
Other noninterest expense	1,037	1,025	1,011	661	471
Total noninterest expense	$9,895	$9,616	$9,290	$7,156	$5,981

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Non-GAAP Reconciliation	2015	2015	2015	2014	2014
Total shareholders' equity	$177,423	$174,629	$172,172	$136,161	$104,051
Less: intangible assets	31,291	31,310	30,560	30,591	23,115
Less: minority interest not included in intangible assets	574	593	232	305	208
Tangible common equity	$145,558	$142,726	$141,380	$105,265	$80,728
Common shares outstanding at year or period end	9,438,541	9,438,541	9,438,541	7,541,541	5,924,579
Tangible book value per share	$15.42	$15.12	$14.98	$13.96	$13.63
Total assets at end of period	$1,350,781	$1,256,614	$1,206,667	$1,138,426	$897,982
Less: intangible assets	31,291	31,310	30,560	30,591	23,115
Adjusted total assets at end of period	$1,319,490	$1,225,304	$1,176,107	$1,107,835	$874,867
Tangible common equity to tangible assets	11.03%	11.65%	12.02%	9.50%	9.23%
Total allowance for loan losses	$9,391	$9,274	$9,522	$9,802	$9,018
Less: allowance for loan losses attributable to CBI (factoring receivables)	500	715	956	955	175
Adjusted allowance for loan losses at end of period	$8,891	$8,559	$8,566	$8,847	$8,843
Nonacquired loans held for investment (4)	811,011	757,976	704,307	653,063	623,958
Allowance for loan losses to nonacquired loans (4)	1.10%	1.13%	1.22%	1.35%	1.42%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Non-GAAP Reconciliation
Total average shareholders' equity	$175,821	$173,354	$139,618	$110,855	$97,344
Less: average intangible assets	31,158	30,555	30,553	24,417	8,291
Less: average minority interest not included in intangible assets	371	315	46	277	188
Average tangible common equity	$144,292	$142,484	$109,019	$86,161	$88,865
Net income to common shareholders	2,490	2,256	1,921	1,707	1,515
Return on average tangible common equity (ROATCE)	6.85%	6.35%	7.15%	7.86%	6.76%
Efficiency ratio:
Net interest income	$12,259	$11,643	$11,166	$9,732	$7,377
Total noninterest income	2,353	2,206	1,764	1,419	1,320
Less: gain (loss) on sale of securities	-	-	-	-	(33)
Operating revenue	$14,612	$13,849	$12,930	$11,151	$8,730
Expenses:
Total noninterest expenses	$9,895	$9,616	$9,290	$7,156	$5,981
Efficiency ratio	67.72%	69.43%	71.85%	64.17%	68.51%
Operating efficiency ratio:
Net interest income	$12,259	$11,643	$11,166	$9,732	$7,377
Total noninterest income	2,353	2,206	1,764	1,419	1,320
Less: gain (loss) on sale of securities	-	-	-	-	(33)
Operating revenue	$14,612	$13,849	$12,930	$11,151	$8,730
Expenses:
Total noninterest expenses	$9,895	$9,616	$9,290	$7,156	$5,981
Less: merger/conversion expenses	122	168	79	246	262
Adjusted noninterest expenses	$9,773	$9,448	$9,211	$6,910	$5,719
Operating efficiency ratio	66.88%	68.22%	71.24%	61.97%	65.51%

(1) Excludes securities gains

(2) Excludes merger and conversion related expenses

(3) Net income to common shareholders / average assets

(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share amounts and percentages)

	September 30, 2015	December 31, 2014
Assets

Cash and due from banks	$23,221	$14,236
Interest-bearing deposits with banks	169,661	109,199

Cash and cash equivalents	192,882	123,435

Investment securities held-to-maturity (fair value of $17,051 at September 30, 2015)	17,172	-
Investment securities available-for-sale	28,739	34,932
Other investments	5,844	5,421
Mortgage loans held-for-sale	7,926	9,329

Loans, net of unearned income	1,015,136	888,721
Less: allowance for loan losses	9,391	9,802

Loans, net	1,005,745	878,919

Premises and equipment, net	27,331	27,560
Accrued interest receivable	2,331	2,193
Bank owned life insurance	11,934	10,641
Other real estate	3,562	1,008
Deferred tax assets, net	12,381	11,444
Goodwill	29,867	28,834
Core deposit intangible, net	1,424	1,757
Other assets	3,643	2,953

Total assets	$1,350,781	$1,138,426

Liabilities and Shareholders’ Equity

Deposits:
Noninterest-bearing demand	$271,202	$217,643
Interest-bearing demand	193,771	154,816
Savings and money market	446,726	392,394
Time	230,138	206,207

Total deposits	1,141,837	971,060

Federal Home Loan Bank advances	22,000	22,000
Accrued interest payable	479	431
Other liabilities	9,042	8,774

Total liabilities	1,173,358	1,002,265

Commitments

Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, at September 30, 2015, $0.01 par value, 30,000,000 shares authorized and 9,438,541 shares issued and outstanding; at December 31, 2014, $0.01 par value, 12,500,000 shares authorized and 7,541,541 shares issued and outstanding	94	75
Additional paid-in capital	165,914	131,455
Retained earnings (deficit)	3,214	(3,453)
Accumulated other comprehensive income	693	845
Total shareholders' equity attributable to National Commerce Corporation	169,915	128,922
Noncontrolling interest	7,508	7,239
Total shareholders' equity	177,423	136,161

Total liabilities and shareholders' equity	$1,350,781	$1,138,426

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Interest and dividend income:
Interest and fees on loans	$12,925	$7,744	$36,943	$19,583
Interest and dividends on taxable investment securities	259	276	784	903
Interest on non-taxable investment securities	137	43	293	127
Interest on interest-bearing deposits and federal funds sold	129	44	337	151

Total interest income	13,450	8,107	38,357	20,764

Interest expense:
Interest on deposits	1,080	619	2,959	1,693
Interest on borrowings	111	111	330	330

Total interest expense	1,191	730	3,289	2,023

Net interest income	12,259	7,377	35,068	18,741

Provision for loan losses	201	152	482	152

Net interest income after provision for loan losses	12,058	7,225	34,586	18,589

Other income:
Service charges and fees on deposit accounts	311	174	886	512
Mortgage origination and fee income	1,439	1,013	4,215	2,766
Merchant sponsorship revenue	305	-	496	-
Income from bank owned life insurance	86	59	251	179
Wealth management fees	11	14	43	43
(Loss) gain on other real estate	-	-	(24)	5
(Loss) gain on sale of investment securities available-for-sale	-	(33)	-	(33)
Other	201	93	456	141

Total other income	2,353	1,320	6,323	3,613

Other expense:
Salaries and employee benefits	5,186	3,547	15,287	9,662
Commission-based compensation	1,048	459	2,900	1,236
Occupancy and equipment	871	477	2,536	1,372
Core deposit intangible amortization	111	-	333	-
Other operating expense	2,679	1,498	7,745	4,027

Total other expense	9,895	5,981	28,801	16,297

Earnings before income taxes	4,516	2,564	12,108	5,905

Income tax expense	1,453	841	3,809	2,001

Net earnings	3,063	1,723	8,299	3,904

Less: Net earnings attributable to noncontrolling interest	573	208	1,632	208

Net earnings attributable to National Commerce Corporation	$2,490	$1,515	$6,667	$3,696

Basic earnings per common share	$0.26	$0.26	$0.75	$0.64
Diluted earnings per common share	$0.26	$0.26	$0.74	$0.63

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$992,223	$12,826	5.13%	$944,373	$12,116	5.15%	$903,563	$11,709	5.26%	$748,373	$10,124	5.37%	$640,806	$7,636	4.73%
Mortgage loans held for sale	9,890	104	4.17	11,180	112	4.02	9,487	85	3.63	9,914	108	4.32	10,348	111	4.26
Securities:
Taxable securities	30,728	259	3.34	32,402	269	3.33	35,540	256	2.92	34,366	275	3.17	36,011	276	3.04
Tax-exempt securities	17,649	217	4.88	14,297	181	5.08	4,750	67	5.72	4,640	67	5.73	4,584	69	5.97
Cash balances in other banks	166,715	129	0.31	112,081	105	0.38	114,579	103	0.36	48,646	32	0.26	67,191	44	0.26
Total interest-earning assets	1,217,205	$13,535	4.41	1,114,333	$12,783	4.60	1,067,919	$12,220	4.64	845,939	$10,606	4.97	758,940	$8,136	4.25
Non-interest-earning assets	96,824			95,949			94,118			96,203			68,521
Total assets	$1,314,029			$1,210,282			$1,162,037			$942,142			$827,461

Interest-bearing liabilities
Interest-bearing transaction accounts	$182,056	$118	0.26%	$157,261	$97	0.25%	$159,706	$99	0.25%	$135,882	$96	0.28%	$125,356	$89	0.28%
Savings & money market deposits	443,306	486	0.43	408,117	417	0.41	391,321	377	0.39	330,459	309	0.37	308,942	295	0.38
Time deposits	228,298	476	0.83	208,388	447	0.86	209,016	442	0.86	161,368	329	0.81	118,023	235	0.79
Federal Home Loan Bank & other borrowed money	22,000	111	2.00	22,000	110	2.01	22,000	109	2.01	22,027	112	2.02	22,000	111	2.00
Total interest-bearing liabilities	875,660	$1,191	0.54	795,766	$1,071	0.54	782,043	$1,027	0.53	649,736	$846	0.52	574,321	$730	0.50
Non-interest-bearing deposits	254,402			233,136			232,497			172,290			150,566
Total funding sources	1,130,062			1,028,902			1,014,540			822,026			724,887
Non-interest-bearing liabilities	8,146			8,026			7,879			9,261			5,230
Shareholders' equity	175,821			173,354			139,618			110,855			97,344
	$1,314,029			$1,210,282			$1,162,037			$942,142			$827,461
Net interest rate spread			3.87%			4.06%			4.11%			4.45%			3.75%
Net interest income/margin (taxable equivalent)		12,344	4.02%		11,712	4.22%		11,193	4.25%		9,760	4.58%		7,406	3.87%
Tax equivalent adjustment		85			69			27			28			29
Net interest income/margin		$12,259	4.00%		$11,643	4.19%		$11,166	4.24%		$9,732	4.56%		$7,377	3.86%